ANNUAL REVIEW

Our employees, customers and communities count on us every day and, as you will see on the following pages, we have delivered for all of our stakeholders. Tom Murphy President and CEO The information in this document may contain statements based on management’s beliefs, assumptions, expectations, estimates and projections about the future. Such "forward-looking statements," as defined in Section 21E of the Securities Exchange Act of 1934, as amended, involve a degree of uncertainty and attendant risk. Actual outcomes and results may differ, explicitly or by implication. We are not obliged to revise or update these statements to reflect unanticipated events. This document should be read in conjunction with Arrow’s Annual Report on Form 10-K for the year ended December 31, 2021 and other filings with the Securities and Exchange Commission.

2 | ARROW FINANCIAL CORPORATION • 2021 ANNUAL REVIEW Arrow Stakeholders: I am pleased to report that Arrow Financial Corporation delivered another strong performance in 2021. We are proud, once again, to have delivered exceptional shareholder value with record earnings, strong profitability ratios, sound asset quality and asset growth to a record of more than $4 billion. We have issued a cash dividend to our shareholders for 114 consecutive quarters, including an increase in the cash dividend in 2021, and for the past 13 years we have issued an annual stock dividend. We did all this while weathering a second year of pandemic-related issues. Our employees, customers and communities count on us every day, and as an essential business, the Arrow Family of Companies demonstrated that we are here for them! Certainly, the pandemic was top- of-mind in the management of our business this year, but we continued to find ways to improve our customer experience. As you will see in the Year in Review section, our Team focused on investing and optimizing our technology as well as our physical network. We rolled out enhancements to the digital customer experience and worked on renovations, relocations and consolidations of our brick-and-mortar presence within our footprint. The Arrow Team rose to the challenge of Paycheck Protection Program loan demand, and our Retail Team navigated COVID-related staffing concerns, while avoiding widespread lobby closures for the predominance of the year. Our people and our values have always been our greatest asset. So to further strengthen this foundation, we asked ourselves how to best express our mission, vision and culture to reflect the workforce and marketplace of today as well as tomorrow. We are working on cultivating diversity, equity, inclusion and belonging in meaningful ways. Along these lines, we are very proud to advise you that we currently exceed the new Nasdaq diversity requirements for our Board of Directors. We have had a woman on our Board for more than 30 years, two women on our Board for more than 20 years and we currently have one person of color on our Board. Furthermore, as a publicly traded company, we recognize the importance of being environmentally and socially conscious and reporting back to our shareholders on the ways in which we demonstrate that commitment. We look forward to sharing updates of both our ongoing and emerging efforts. Finally, as noted at the end of this report, we surpassed prior-year community contributions in terms of both dollars and hours. Being a good and involved neighbor is a very important part of who we are. We are enormously proud of the dollars we donate, the thousands of hours our Team gives back and the impact we make on our communities by doing so. As we look ahead, I want to commend the Arrow Team for their stellar performance, and their commitment and dedication to our Company, our customers and our communities. They made these achievements and financial results possible, which, in turn, allow us to continue to deliver the best service for our customers, give back to our communities and deliver value for our shareholders. I thank you for your commitment to the Arrow Family of Companies. For those of you who are shareholders, I thank you for your investment in Arrow Financial Corporation. Your trust and support is appreciated as we continue to work to maintain your trust in us and create value for your investment. Please be healthy and stay safe! Tom Murphy President and CEO

3 | ARROW FINANCIAL CORPORATION • 2021 ANNUAL REVIEW STEADY GROWTH In 2021, Arrow Financial Corporation exceeded $4 billion in total assets, a significant growth milestone. Our growth has been steady, solid and organic, driven by expansion in new markets and deepening of existing customer relationships, all without sacrificing asset quality and other performance metrics, as recognized by a number of third-party entities: • Arrow was named a Raymond James Community Bankers Cup winner in 2021, which recognizes the top 10% of community banks using various profitability, efficiency and balance sheet metrics. • Arrow was also selected as one of the top 35 banks and thrifts that comprise the Piper Sandler Sm-All Stars Class Like most businesses, 2021 continued to challenge us in many ways. However, with teamwork, resilience and dedication, the Arrow Team excelled. Below are a few of our strategic areas of focus, followed by more detailed financial results. of 2021, and is one of just five New York financial institutions on the list. • Glens Falls National Bank and Saratoga National Bank maintained their 5-Star “Exceptional Performance” ratings from BauerFinancial for the 14th and 12th year, respectively. BRANCH OPTIMIZATION We focused on continued optimization of our branch network in 2021, evaluating placement, performance and opportunity within our footprint. A combination of renovation, consolidation and relocation has allowed us to deliver an enhanced customer experience and to streamline expenses. • In September, Saratoga National Bank consolidated its smaller Jones Road and

4 | ARROW FINANCIAL CORPORATION • 2021 ANNUAL REVIEW Ballard Road branches into one larger, fully renovated branch in nearby Wilton Square shopping plaza offering customers a better and more convenient location. • Glens Falls National Bank consolidated two branches within a mile of each other on Broadway in Fort Edward, allowing our Team to serve the community from one central, updated office. HEADQUARTERS RENOVATION The renovation of our Downtown Glens Falls Campus, which includes our Arrow Family of Companies headquarters as well as our Glens Falls National Bank Main Office, kicked off in 2021 and is expected to conclude in 2023. • This full renovation is the final stage of the multi-year plan to create a more flexible and functional work environment, improve energy efficiency and replace aging infrastructure. • The project involves exterior and interior improvements, replacement of aging building equipment with new, energy-efficient systems, creation of a new lobby for customer transactions and development of additional space for lending and corporate offices. ADVANCING TECHNOLOGY We are responding to customer experience trends that favor self-service digital channels. In 2021, efforts continued to enhance existing systems and provide new digital offerings. • An enhanced Business Online Banking interface was launched in early 2021, followed by a user-friendly Business Mobile App. • To help customers combat ongoing and ever-present fraud attempts, in June we launched SecurLOCK within our consumer banking platform that allows customers to turn their debit card on and off and customize alerts. • We rolled out a new mortgage application platform in mid-2021 to make it easier for customers to apply online and connect with a mortgage originator. • We refreshed all our native websites with enhanced navigation, content and functionality. • Planning and preparation for a new deposit online account opening platform began in 2021 and has since rolled out. SOCIALLY CONSCIOUS PERFORMANCE At Arrow, we are firmly committed to operating in a socially conscious manner that demonstrates positive environmental, social and governance contributions, also known as (“ESG”). Environmentally, Arrow is dedicated to conserving natural resources and complying with environmental regulations. Socially, we are proud of Arrow’s many contributions to our employees, our customers and our communities, including meeting financial needs of the low- to moderate-income population, providing professional development and holistic support of our Team, and giving back to our communities. We are working in many ways to demonstrate that we value differences, particularly in the areas of diversity, equity, inclusion and belonging (“DEIB”). Finally, we believe that strong corporate governance is the foundation to delivering on our commitments to our stakeholders.

5 | ARROW FINANCIAL CORPORATION • 2021 ANNUAL REVIEW Below are some examples of these commitments. Additional details can be found in our shareholder communications and filings with the Securities and Exchange Commission. • Digital banking options and paperless statements are provided and encouraged • Facility renovations incorporate energy-saving features • Emissions reduction through remote work and video conferencing • Longstanding dedication to diversity on Arrow’s Board of Directors, exceeding Nasdaq requirements • Professional development, wellness and mental health employee services are available to our Team • Annual engagements with a third-party to assess diversity within our employee base and support for the setting and tracking of goals to encourage the advancement of minorities, women, veterans and persons with disabilities • Incorporation of inclusion and belonging into our HR policies, practices and programs • Development of a future DEIB educational series and related stakeholder group to guide further initiatives • Products to facilitate first-time home ownership • Bank On certification for Smart Steps checking to serve the underbanked • Extensive pandemic-related support to customers in need, including PPP and loan deferrals • Annually, time, dollars and expertise are donated to community organizations, with an emphasis on affordable homeownership, economic empowerment, health and human services, and social progress (more on our 2021 support on page 11) • Comprehensive governance program, as described in further detail in our annual Proxy Statement As a good corporate neighbor that is firmly committed to both ESG and DEIB initiatives, we look forward to sharing more on the ways we are positively contributing to our communities. PANDEMIC PERFORMANCE The COVID-19 virus continued to challenge us through 2021, yet we met the pandemic head- on with solid financial strength and extraordinary business continuity management. We stayed strong and prioritized health and safety for our Team, our customers, and our communities. • In early 2021, both Glens Falls National Bank and Saratoga National Bank were named “Top Pandemic Performers” by the Rivel Banking Benchmark Survey, based on customer feedback. • In 2021, we assisted over 900 business customers with more than $93 million in second-round Paycheck Protection Program loans to help maintain their business. Additionally, we assisted those customers and first-round borrowers with the forgiveness process. • The Arrow Team implemented all of New York State’s HERO Act safety protocols and vaccination guidelines to keep our Team strong and our customers safe when conducting business on our premises. • We recognized our Team for their outstanding dedication and efforts with a COVID bonus of one- week’s pay in September.

6 | ARROW FINANCIAL CORPORATION • 2021 ANNUAL REVIEW 2021 Financial Highlights Arrow Financial Corporation delivered a strong year of solid earnings, profitability ratios and asset growth for increased shareholder value. Here are some highlights: Net Income: $49.9 million, up 22.1% Total Loans: $2.7 billion, up 2.8% Total Deposits: $3.6 billion, up 9.8% Total Assets: $4.0 billion, up 9.2% Return on Average Equity: 14.09% Return on Average Assets: 1.28% Stock Dividend: 3% distributed in September Current Quarterly Cash Dividend: $0.27 Book Value Per Share: Increase of 10.6% Shareholders’ Equity: Increase of 11.0%

Performance Comparisons


$1.86
$2.29
$2.36
$2.56
$3.10
2017
2018
2019
2020
2021

DILUTED EARNINGS PER SHARE

For the 12 Months Ended December 31*


$2,760
$2,988
$3,184
$3,689
$4,028
2017
2018
2019
2020
2021

ASSETS

As of December 31
($ in Millions)


$0.86
$0.91
$0.96
$0.99
$1.02
2017
2018
2019
2020
2021

CASH DIVIDENDS PAID PER SHARE

For the 12 Months Ended December 31*


$2,245
$2,346
$2,616
$3,235
$3,550
2017
2018
2019
2020
2021

DEPOSITS

As of December 31
($ in Millions)


$15.92
$17.04
$18.96
$20.92
$23.14
2017
2018
2019
2020
2021

BOOK VALUE PER SHARE

As of December 31*


$250
$270
$302
$334
$371
2017
2018
2019
2020
2021

SHAREHOLDERS' EQUITY

As of December 31
($ in Millions)

**Per Share Amounts have been restated for stock dividends distributed.*

7 | ARROW FINANCIAL CORPORATION · 2021 ANNUAL REVIEW

8 | ARROW FINANCIAL CORPORATION • 2021 ANNUAL REVIEW Source: Prepared by Zacks Investment Research, Inc. Used with permission. All rights reserved. Copyright 1980–2022. Total Return Performance 2016 2017 2018 2019 2020 2021 Arrow Financial Corporation 100.00 88.90 88.86 111.42 94.01 117.49 NASDAQ Banks Index 100.00 102.57 87.28 107.62 95.19 128.97 Russell 2000 Index 100.00 114.65 102.02 128.06 153.62 176.39 Zacks $1B-$5B Bank Assets Index 100.00 109.70 99.82 116.60 95.03 131.24 Comparison of 15-Year Cumulative Total Return • Assumes Initial Investment of $100 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Arrow Financial Corporation 100.00 93.60 114.55 122.27 144.58 132.53 149.83 169.06 185.27 193.70 306.95 272.89 272.74 342.00 288.57 360.62 NASDAQ Banks Index 100.00 77.15 64.00 51.71 57.64 53.88 63.42 89.86 94.04 103.02 142.96 146.63 124.78 153.85 136.08 184.38 Russell 2000 Index 100.00 98.43 65.17 82.88 105.13 100.74 117.21 162.70 170.66 163.14 197.90 226.89 201.91 253.45 304.04 349.09 Zacks $1B-$5B Bank Assets Index 100.00 79.78 68.44 56.19 60.62 56.91 67.87 86.29 94.03 104.01 145.29 159.39 145.03 169.41 138.08 190.68 0.00 50.00 100.00 150.00 200.00 250.00 300.00 350.00 400.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Comparison of 15 Year Cumulative Total Return Assumes Initial Investment of $100 December 2021 Arrow Financial Corporation Russell 2000 Index Zacks $1B-$5B Bank Assets Index ABA NASDAQ Community BankTR 0.00 20.00 40.00 60.00 80.00 100.00 120.00 140.00 160.00 180.00 200.00 2016 2017 2018 2019 2020 2021 Comparison of 5 Year Cumulative Total Return Assumes Initial Investment of $100 December 2021 Arrow Financial Corporation Russell 2000 Index Zacks $1B-$5B Bank Assets Index ABA NASDAQ Community BankTR Comparison of Five-Year Cumulative Total Return • Assumes Initial Investment of $100 December 2021 December 2021

Consolidated Statements of Income (Unaudited)

(in thousands, except Per Share Amounts)	2017	2018	2019	2020	2021
					Years Ended December 31
Interest and Dividend Income	$84,657	$96,503	$109,759	$111,896	$115,550
Interest Expense	7,006	12,485	21,710	12,694	5,195
Net Interest Income	77,651	84,018	88,049	99,202	110,365
Provision for Credit Losses	2,736	2,607	2,079	9,319	272
Net Interest Income after Provision for Credit Losses	74,915	81,411	85,970	89,883	110,083
Total Noninterest Income	27,645	28,949	28,555	32,658	32,369
Total Noninterest Expense	62,705	65,055	67,450	70,678	78,048
Income Before Taxes	39,855	45,305	47,075	51,863	64,404
Provision for Income Taxes	10,529	9,026	9,600	11,036	14,547
Net Income	$29,326	$36,279	$37,475	$40,827	$49,857
Share and Per Share Data					
Diluted Average Shares Outstanding	15,742	15,831	15,896	15,944	16,073
Diluted Earnings Per Share	$1.86	$2.29	$2.36	$2.56	$3.10
Cash Dividends Per Share	$.86	$.91	$.96	$.99	$1.02
Book Value Per Share	$15.92	$17.04	$18.96	$20.92	$23.14
Tangible Book Value Per Share	$14.39	$15.54	$17.48	$19.43	$21.66
Key Earnings Ratios					
Return on Average Assets	1.09%	1.27%	1.24%	1.17%	1.28%
Return on Average Equity	12.14%	13.96%	13.17%	12.77%	14.09%
Return on Tangible Equity	13.51%	15.38%	14.36%	13.78%	15.11%
Net Interest Margin	3.02%	3.07%	3.05%	2.99%	2.97%
Capital Ratios					
Tier 1 Leverage Ratio	9.49%	9.61%	9.98%	9.07%	9.20%
Total Risk-Based Capital Ratio	14.98%	14.86%	14.78%	15.48%	15.69%
Asset Quality Ratios					
Nonperforming Assets to Period-End Assets	0.28%	0.23%	0.18%	0.18%	0.29%
Allowance for Credit Losses to Period-End Loans	0.95%	0.92%	0.89%	1.13%	1.02%

9 | ARROW FINANCIAL CORPORATION · 2021 ANNUAL REVIEW

Consolidated Balance Sheets (Unaudited)

As of December 31

(in thousands)	2017	2018	2019	2020	2021
Assets					
Cash and Due from Banks	$42,562	$56,529	$47,035	$42,116	$26,978
Interest-Bearing Deposits at Banks	30,276	27,710	23,186	338,875	430,718
Investment Securities	646,056	618,291	614,779	590,677	763,009
Loans	1,950,770	2,196,215	2,386,120	2,595,030	2,667,941
Allowance for Credit Losses	(18,586)	(20,196)	(21,187)	(29,232)	(27,281)
Net Loans	1,932,184	2,176,019	2,364,933	2,565,798	2,640,660
Premises and Equipment, Net	27,619	30,446	40,629	42,612	46,217
Goodwill and Intangible Assets, Net	24,162	23,725	23,534	23,823	23,791
Other Assets	57,606	55,614	70,179	84,735	96,579
Total Assets	$2,760,465	$2,988,334	$3,184,275	$3,688,636	$4,027,952
Liabilities and Shareholders' Equity					
Noninterest-Bearing Deposits	$441,945	$472,768	$484,944	$701,341	$810,274
Interest-Bearing Checking and Savings Deposits	1,601,888	1,608,829	1,735,789	2,255,792	2,525,678
Time Deposits	201,283	263,987	395,321	277,593	214,545
Total Deposits	2,245,116	2,345,584	2,616,054	3,234,726	3,550,497
Short-Term Borrowings	169,966	288,659	181,099	17,486	0
Federal Home Loan Bank Term Advances	55,000	45,000	30,000	45,000	45,000
Other Long-Term Debt	20,000	20,000	20,000	20,000	20,000
Other Liabilities	20,780	19,507	35,394	37,032	41,269
Total Liabilities	2,510,862	2,718,750	2,882,547	3,354,244	3,656,766
Total Shareholders' Equity	249,603	269,584	301,728	334,392	371,186
Total Liabilities and Shareholders' Equity	$2,760,465	$2,988,334	$3,184,275	$3,688,636	$4,027,952

10 | ARROW FINANCIAL CORPORATION · 2021 ANNUAL REVIEW

11 | ARROW FINANCIAL CORPORATION • 2021 ANNUAL REVIEW Community Contributions A LOOK AT OUR 2021 GIVING COMMUNITY ORGANIZATIONS SUPPORTED COUNTIES SERVED from Albany to Plattsburgh450+ 8 $674,000 1787,757Hours Donated Employee Volunteers Our philanthropy supported many areas of impact, including food insecurity, affordable housing, financial empowerment, economic development, youth and senior services, sports and recreation, emergency services, education, workforce development, animal welfare, arts and culture, environmental sustainability, health and human services and more! Donated to our communities INCLUDING $105,825 from employee contributions

12 | ARROW FINANCIAL CORPORATION • 2021 ANNUAL REVIEW We have been there and will continue to be there for our communities, through charitable contributions, partnerships and volunteerism.

Our Leadership

Corporate Officers



Thomas J. Murphy
President and CEO



Edward J. Campanella
Senior Vice President,
Treasurer and
Chief Financial Officer



David S. DeMarco
Senior Vice President
and Chief Banking Officer



David D. Kaiser
Senior Vice President
and Chief Credit Officer



Andrew J. Wise
Senior Vice President
and Chief Operating Officer

Board of Directors



Thomas L. Hoy (Chairman)
Retired President and CEO
Arrow Financial Corporation/
Glens Falls National Bank



Mark L. Behan
President
Behan Communications, Inc.



Tenée R. Casaccio, AIA
President
JMZ Architects and Planners, PC



Gregory J. Champion
Retired Attorney and
Managing Partner, Bond,
Schoeneck & King PLLC



Michael B. Clarke
Retired President and CEO
Lone Star Industries
Retiring eff. 2022 Annual Meeting



Gary C. Dake
President
Stewart's Shops Corp.



David G. Kruczlnicki
Retired President
and CEO
Glens Falls Hospital



Elizabeth A. Miller
President and CEO
Miller Mechanical
Services, Inc.



Thomas J. Murphy
President and CEO
Arrow Financial Corporation/
Glens Falls National Bank



Raymond F. O'Conor
Chairman, Retired
President and CEO
Saratoga National Bank



William L. Owens, Esq.
Partner
Stafford, Owens, Piller, Murnane,
Kelleher and Trombley, PLLC



Colin L. Read, PhD
Professor of
Economics/Finance
SUNY Plattsburgh

Directors Emeriti

Herbert O. Carpenter
John J. Carusone, Jr.
Mary-Elizabeth T. FitzGerald
Herbert A. Heineman, Jr.
Elizabeth O'Connor Little
Michael F. Massiano
(Chairman Emeritus)
David L. Moynehan
John J. Murphy
Doris E. Ornstein
Richard J. Reisman, DMD

13 | ARROW FINANCIAL CORPORATION • 2021 ANNUAL REVIEW

Glens Falls National Bank and Trust Company is a community bank headquartered in Glens Falls, New York, that serves Warren, Washington, Essex, Clinton and northern Saratoga counties in Upstate New York. It operates 27 banking offices and provides a wide range of financial products and services to individuals and businesses, including banking, investments and insurance.  Saratoga National Bank and Trust Company is a community bank headquartered in Saratoga Springs, New York. It serves Saratoga, Albany, Rensselaer and Schenectady counties through 11 banking offices and provides a wide range of financial products to individuals and businesses, including banking, investments and insurance.  Other Arrow Financial Corporation subsidiaries include Upstate Agency, LLC,  an insurance agency that specializes in personal and business insurance, as well as group health and employee benefits North Country Investment Advisers, Inc., an investment advisory firm that provides portfolio management of proprietary accounts for our banks. Arrow Financial Corporation is the parent company of Glens Falls National Bank and Trust Company and Saratoga National Bank and Trust Company. Other subsidiaries include an insurance company, Upstate Agency, LLC and North Country Investment Advisers, Inc. Our Family of Companies 14 | ARROW FINANCIAL CORPORATION • 2021 ANNUAL REVIEW

Our Footprint


Clinton
Smithfield Blvd.
Durkee St.
U.S. Ave.
Elizabethtown
Port Henry
Essex
Ticonderoga Drive-In
Ticonderoga
Schroon Lake
Chestertown
Warren
Washington
Warrensburg
Lake George
Fort Ann
Bay Road
Aviation Road
Queensbury
Granville
Lake Luzerne
Kingsbury
Broad St.
Main Office
Fort Edward
Exit 18
Corinth
South Glens Falls
Argyle
Salem
Wilton Square
Route 9
Schuylerville
Greenwich
West Ave.
Saratoga Springs
Cambridge
Saratoga
Schenectady
Clifton Park
Schenectady
Rensselaer
Rotterdam
Latham
Troy
Colonie
Albany

Arrow Financial Corporation is a multi-bank holding company headquartered in Glens Falls, New York, providing banking, insurance and wealth management services from 38 branches and nine insurance offices in eight counties from Plattsburgh to Albany.

With a footprint of more than 160 miles along the eastern border of New York State, our companies reach a broad customer base including rural, urban and suburban areas from the Canadian border to the Hudson Valley. As of the 2020 Census, this service area includes a population of over 1.1 million individuals, families and businesses.

Our Arrow Team of more than 520 staff members, strive to deliver an exceptional customer experience across all lines of business. They make our achievements and financial results possible!

● Glens Falls National Bank and Trust Company
○ Saratoga National Bank & Trust Company
● Upstate Agency, LLC

15 | ARROW FINANCIAL CORPORATION • 2021 ANNUAL REVIEW

16 | ARROW FINANCIAL CORPORATION • 2021 ANNUAL REVIEW 250 Glen Street, PO Box 307, Glens Falls, NY 12801 (518) 745-1000 | arrowfinancial.com